--------------------------------------------------------------------------------




                          STANDARD MOTOR PRODUCTS, INC.



                     15% CONVERTIBLE SUBORDINATED DEBENTURES



                              -------------------




                                    INDENTURE





                             Dated as of May 6, 2009



                              -------------------




                               HSBC Bank USA, N.A.


                                     Trustee


                              -------------------


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                              CROSS-REFERENCE TABLE




  TRUST INDENTURE
    ACT SECTION                                             INDENTURE SECTION
310(a)(1)..........................................                7.10
   (a)(2)..........................................                7.10
   (a)(5)..........................................                7.10
   (b).............................................                7.10
311(a).............................................                7.11
   (b).............................................                7.11
312(a).............................................                2.05
313(a).............................................                7.06
   (b)(2)..........................................                7.06
   (c).............................................                7.06
   (d).............................................                7.06
314(a).............................................                4.03


           *This Cross Reference Table is not a part of the Indenture.

                                TABLE OF CONTENTS
                                                                            PAGE

ARTICLE 1         DEFINITIONS AND INCORPORATION BY REFERENCE.................. 1

         Section 1.01.         Definitions.................................... 1

         Section 1.02.         Other Definitions.............................. 5

         Section 1.03.         Incorporation by Reference of Trust
                                    Indenture Act............................. 5

         Section 1.04.         Rules of Construction...........................6

ARTICLE 2         THE DEBENTURES...............................................6

         Section 2.01.         Form and Dating.................................6

         Section 2.02.         Execution and Authentication....................7

         Section 2.03.         Registrar and Paying Agent......................7

         Section 2.04.         Paying Agent to Hold Money in Trust.............8

         Section 2.05.         Holder Lists....................................8

         Section 2.06.         Transfer and Exchange...........................8

         Section 2.07.         Replacement Debentures.........................11

         Section 2.08.         Outstanding Debentures.........................12

         Section 2.09.         Treasury Debentures............................12

         Section 2.10.         Temporary Debentures...........................12

         Section 2.11.         Cancellation...................................12

         Section 2.12.         Defaulted Interest.............................13

         Section 2.13.         CUSIP Numbers..................................13

ARTICLE 3         [INTENTIONALLY OMITTED].....................................13

ARTICLE 4         COVENANTS...................................................13

         Section 4.01.         Payment of Debentures..........................13

         Section 4.02.         Maintenance of Office or Agency................14

         Section 4.03.         Reports........................................14

         Section 4.04.         Compliance Certificate.........................15

         Section 4.05.         Taxes..........................................15

         Section 4.06.         Stay, Extension and Usury Laws.................15

         Section 4.07.         Intentionally Omitted..........................15

         Section 4.08.         Corporate Existence............................16

         Section 4.09.         Offer to Repurchase Upon Change of Control.....16

ARTICLE 5         SUCCESSORS..................................................17

         Section 5.01.         Merger, Consolidation, or Sale of Assets.......17

         Section 5.02.         Successor Corporation Substituted..............17

ARTICLE 6         DEFAULTS AND REMEDIES.......................................18

         Section 6.01.         Events of Default..............................18

         Section 6.02.         Acceleration...................................19

         Section 6.03.         Other Remedies.................................19

         Section 6.04.         Waiver of Past Defaults........................20

         Section 6.05.         Control by Majority............................20

         Section 6.06.         Limitation on Suits............................20

         Section 6.07.         Rights of Holders of Debentures to Receive
                                    Payment...................................21

         Section 6.08.         Collection Suit by Trustee.....................21

         Section 6.09.         Trustee May File Proofs of Claim...............21

         Section 6.10.         Priorities.....................................21

         Section 6.11.         Undertaking for Costs..........................22

ARTICLE 7         TRUSTEE.....................................................22

         Section 7.01.         Duties of Trustee..............................22

         Section 7.02.         Rights of Trustee..............................23

         Section 7.03.         Individual Rights of Trustee...................23

         Section 7.04.         Trustee's Disclaimer...........................24

         Section 7.05.         Notice of Defaults.............................24

         Section 7.06.         Reports by Trustee to Holders of the
                                    Debentures................................24

         Section 7.07.         Compensation and Indemnity.....................24

         Section 7.08.         Replacement of Trustee.........................25

         Section 7.09.         Successor Trustee by Merger, etc...............26

         Section 7.10.         Eligibility; Disqualification..................26

         Section 7.11.         Preferential Collection of Claims Against
                                    Company...................................26

ARTICLE 8         SATISFACTION AND DISCHARGE..................................26

         Section 8.01.         Satisfaction and Discharge of Indenture........26

         Section 8.02.         Repayment to the Company.......................27

ARTICLE 9         AMENDMENT, SUPPLEMENT AND WAIVER............................27

         Section 9.01.         Without Consent of Holders of Debentures.......27

         Section 9.02.         With Consent of Holders of Debentures..........28

         Section 9.03.         Compliance with Trust Indenture Act............29

         Section 9.04.         Revocation and Effect of Consents..............29

         Section 9.05.         Notation on or Exchange of Debentures..........30

         Section 9.06.         Trustee to Sign Amendments, etc................30

ARTICLE 10        SUBORDINATION...............................................30

         Section 10.01.        Agreement to Subordinate.......................30

         Section 10.02.        Certain Definitions............................30

         Section 10.03.        Liquidation; Dissolution; Bankruptcy...........31

         Section 10.04.        Default on Senior Debt.........................32

         Section 10.05.        Acceleration of Debentures.....................32

         Section 10.06.        When Distribution Must Be Paid Over............32

         Section 10.07.        Notice by Company..............................33

         Section 10.08.        Subrogation....................................33

         Section 10.09.        Relative Rights................................33

         Section 10.10.        Subordination May Not Be Impaired by Company...33

         Section 10.11.        Distribution or Notice to Representative.......33

         Section 10.12.        Rights of Trustee and Paying Agent.............34

         Section 10.13.        Authorization to Effect Subordination..........34

         Section 10.14.        Amendments.....................................34

ARTICLE 11        CONVERSION OF DEBENTURES....................................34

         Section 11.01.        Conversion Rights..............................34

         Section 11.02.        Exercise of Conversion Right...................35

         Section 11.03.        Fractional Interests...........................35

         Section 11.04.        Conversion Price...............................36

         Section 11.05.        Adjustment of Conversion Price.................36

         Section 11.06.        Taxes on Conversion............................39

         Section 11.07.        Continuation of Conversion Privilege...........40

         Section 11.08.        Notice of Certain Events.......................41

         Section 11.09.        Company to Provide Stock.......................41

         Section 11.10.        Disclaimer of Responsibility for
                                    Certain Matters...........................42

         Section 11.11.        Return of Funds Deposited for Payment of
                                    Converted Debentures......................42

ARTICLE 12        MISCELLANEOUS...............................................42

         Section 12.01.        Trust Indenture Act Controls...................42

         Section 12.02.        Notices........................................43

         Section 12.03.        Communication by Holders of Debentures with
                                    Other Holders of Debentures...............44

         Section 12.04.        Certificate and Opinion as to Conditions
                                    Precedent.................................44

         Section 12.05.        Statements Required in Certificate or Opinion..44

         Section 12.06.        Rules by Trustee and Agents....................44

         Section 12.07.        No Personal Liability of Directors, Officers,
                                    Employees and Stockholders................44

         Section 12.08.        Governing Law..................................45

         Section 12.09.        No Adverse Interpretation of Other Agreements..45

         Section 12.10.        Successors.....................................45

         Section 12.11.        Severability...................................45

         Section 12.12.        Counterpart Originals..........................45

         Section 12.13.        Table of Contents, Headings, etc...............45


Exhibit A         FORM OF DEBENTURE

         INDENTURE dated as of May 6, 2009 between Standard Motor Products, Inc., a New York corporation (the "COMPANY" ), and HSBC Bank USA, N.A., as trustee (the "TRUSTEE").

         The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the 15% Convertible Subordinated Debentures due 2011 (the "DEBENTURES"):

                                   ARTICLE 1
                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

SECTION 1.01. DEFINITIONS.

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; PROVIDED, HOWEVER, that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

         "AGENT" means any Registrar, Paying Agent, authenticating agent or co-registrar.

         "APPLICABLE PROCEDURES" means, with respect to any transfer or exchange of or for beneficial interests in any Global Debenture, the rules and procedures of the Depositary, Euroclear and Cedel that apply to such transfer or exchange.

         "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

         "BOARD OF DIRECTORS" means the Board of Directors of the Company, or any authorized committee of the Board of Directors.

         "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York, or in the city of the Corporate Trust Office of the Trustee, are authorized or obligated by law or executive order to close.

         "CAPITAL STOCK" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, including, without limitation, with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

         "CEDEL" means Cedel Bank, SA.

         "CHANGE OF CONTROL" means:

               (i) any Person's acquisition of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such Person to exercise 50% or more of the total voting power of all shares of Capital Stock of the Company entitled to vote generally in elections of directors, other than any such acquisition by the Company or any employee benefit plan of the Company; or

               (ii) any consolidation or merger of the Company with or into any other Person, any merger of another Person into the Company, or any conveyance, transfer, sale, lease or other disposition of all or substantially all of the properties and assets of the Company to another Person (other than (a) any such transaction (x) that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of common stock and (y) pursuant to which holders of common stock immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock entitled to vote generally in the election of directors of the continuing or surviving Person immediately after such transaction and (b) any merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of common stock solely into shares of common stock of the surviving entity).

A Change of Control shall not be deemed to have occurred if the closing sale price per share of the common stock for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the date of the Change of Control or the date of the public announcement of the Change of Control (in the case of a Change of Control under clause (i) above) or ending immediately before the Change of Control (in the case of a Change of Control under clause (ii) above) shall equal or exceed 105% of the Conversion Price of the Debentures in effect on each such Trading Day.

         "COMPANY" means the issuer, and any and all successors thereto.

         "CONVERSION PRICE" shall have the meaning specified in Section 11.04.

         "CONVERSION SHARES" shall have the meaning specified in Section 11.05.

         "CORPORATE TRUST OFFICE OF THE TRUSTEE" shall be at the address of the Trustee specified in Section 12.02 hereof or such other address as to which the Trustee may give notice to the Company.

         "CUSTODIAN" means the Trustee, as custodian with respect to the Debentures in global form, or any successor entity thereto.

         "DEBENTURES" has the meaning assigned to it in the preamble to this Indenture.

         "DEFAULT" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

         "DEFINITIVE DEBENTURE" means a certificated Debenture registered in the name of the Holder thereof and issued in accordance with Section 2.06 hereof, substantially in the form of Exhibit A hereto except that such Debenture shall not bear the Global Debenture Legend and shall not have the "Schedule of Exchanges of Interests in the Global Debenture" attached thereto.

         "DEPOSITARY" means, with respect to the Debentures issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depositary with respect to the Debentures, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

         "EQUITY INTERESTS" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

         "EUROCLEAR" means Euroclear Bank.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of this Indenture.

         "GLOBAL DEBENTURE LEGEND" means the legend set forth in Section 2.06(f), which is required to be placed on all Global Debentures issued under this Indenture.

         "GLOBAL DEBENTURES" means, individually and collectively, each of the Global Debentures, substantially in the form of Exhibit A hereto issued in accordance with Section 2.01 and 2.06(d) hereof.

         "GUARANTEE" means a guarantee (other than by endorsement of negotiable instruments for collection or deposit in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any indebtedness.

         "HOLDER" means a Person in whose name a Debenture is registered.

         "INDENTURE" means this Indenture, as amended or supplemented from time to time.

         "INDIRECT PARTICIPANT" means a Person who holds a beneficial interest in a Global Debenture through a Participant.

         "INVESTMENT" means, with respect to any Person, any investment by such Person in other Persons (including Affiliates of such Person) in the form of loans (including guarantees), advances (excluding advances to customers in the ordinary course of business that are, in conformity with GAAP, recorded as accounts receivable on the balance sheet of the Company or its Subsidiaries, and commission, travel and similar advances to officers and employees made in the ordinary course of business), capital contributions, purchases or other acquisitions for consideration of indebtedness, Equity Interests or other securities, or any agreement to make any such investment or enter into any such transaction on a future date or upon the happening of any event, and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

         "LEGAL HOLIDAY" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

         "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

         "MINORITY OWNED AFFILIATE" of any specified Person means any other Person in which an Investment has been made by the specified Person other than a direct or indirect Subsidiary of the specified Person.

         "OBLIGATIONS" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any indebtedness.

         "OFFER" has the meaning specified in Section 11.05(f).

         "OFFERING" means the offering of the Debentures by the Company.

         "OFFICER" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

         "OFFICERS' CERTIFICATE" means a certificate signed on behalf of the Company by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, that meets the requirements of
Section 12.05 hereof.

         "OPINION OF COUNSEL" means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of Section
12.05 hereof. The counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

         "PARTICIPANT" means, with respect to the Depositary, Euroclear or Cedel, a Person who has an account with the Depositary, Euroclear or Cedel, respectively (and, with respect to DTC, shall include Euroclear and Cedel).

         "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

         "RESPONSIBLE OFFICER," when used with respect to the Trustee, means any officer within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SIGNIFICANT SUBSIDIARY" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of this Indenture.

         "STATED MATURITY," when used with respect to any Debenture, means April 15, 2011.

         "SUBSIDIARY" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA.

         "TRADING DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than a day on which securities are not traded on the New York Stock Exchange (or, if the common stock is not listed thereon, on the principal national securities exchange on which the common stock is listed or admitted to trading).

         "TRUSTEE" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

SECTION 1.02.     OTHER DEFINITIONS.

                                                                  Defined in
             TERM                                                  SECTION
             ----                                                  -------
             "AUTHENTICATION ORDER" ...........................      2.02
             "CHANGE OF CONTROL OFFER".........................      4.09
             "EVENT OF DEFAULT"................................      6.01
             "PAYING AGENT"....................................      2.03
             "REGISTRAR".......................................      2.03
             "REPURCHASE DATE".................................      4.09
             "REPURCHASE PRICE"................................      4.09

SECTION 1.03.     INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

         The following TIA terms used in this Indenture have the following meanings:

         "INDENTURE SECURITIES" means the Debentures;

         "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee; and

             All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.04.     RULES OF CONSTRUCTION.

         Unless the context otherwise requires:

         (a) a term has the meaning assigned to it;

         (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

         (c) "or" is not exclusive;

         (d) words in the singular include the plural, and in the plural include the singular;

         (e) provisions apply to successive events and transactions; and

         (f) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time.

                                   ARTICLE 2
                                 THE DEBENTURES

SECTION 2.01.     FORM AND DATING.

         (a) GENERAL. The Debentures and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Debentures may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Debenture shall be dated the date of its authentication. The Debentures shall be in denominations of $1,000 and integral multiples thereof.

         The terms and provisions contained in the Debentures shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Debenture conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

         (b) GLOBAL DEBENTURES. Debentures issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Debenture Legend thereon and the "Schedule of Exchanges of Interests in the Global Debenture" attached thereto). Debentures issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Debenture Legend thereon and without the "Schedule of Exchanges of Interests in the Global Debenture" attached thereto). Each Global Debenture shall represent such of the outstanding Debentures as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Debentures from time to time endorsed thereon and that the aggregate principal amount of outstanding Debentures represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges. Any endorsement of a Global Debenture to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Debentures represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.

         (c) EUROCLEAR AND CEDEL PROCEDURES APPLICABLE. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel Bank shall be applicable to transfers of beneficial interests in Global Debentures that are held by Participants through Euroclear or Cedel Bank.

SECTION 2.02.     EXECUTION AND AUTHENTICATION.

         One Officer shall sign the Debentures for the Company by manual or facsimile signature. The Company's seal may be reproduced on the Debentures and may be in facsimile form.

         If an Officer whose signature is on a Debenture no longer holds that office at the time a Debenture is authenticated, the Debenture shall nevertheless be valid.

         A Debenture shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Debenture has been authenticated under this Indenture.

         The Trustee shall, upon a written order of the Company signed by two Officers (an "AUTHENTICATION ORDER"), authenticate Debentures for original issue up to the aggregate principal amount stated in paragraph 4 of the Debentures. The aggregate principal amount of Debentures outstanding at any time may not exceed such amount except as provided in Section 2.07 hereof.

             The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Debentures. An authenticating agent may authenticate Debentures whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such authenticating agent. An authenticating agent has the same rights as an Agent to deal with Holders, the Company or an Affiliate of the Company.

SECTION 2.03.     REGISTRAR AND PAYING AGENT.

         The Company shall maintain an office or agency where Debentures may be presented for registration of transfer or for exchange ("REGISTRAR") and an office or agency where Debentures may be presented for payment ("PAYING AGENT"). The Registrar shall keep a register of the Debentures and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act is Paying Agent or Registrar.

         The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Debentures.

         The Company initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Custodian with respect to the Global Debentures.

SECTION 2.04.     PAYING AGENT TO HOLD MONEY IN TRUST.

         The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium, if any, or interest on the Debentures, and that the Paying Agent will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Debentures.

SECTION 2.05.     HOLDER LISTS.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Debentures and the Company shall otherwise comply with TIA ss. 312(a).

SECTION 2.06.     TRANSFER AND EXCHANGE.

         (a) TRANSFER AND EXCHANGE OF GLOBAL DEBENTURES. A Global Debenture may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Debentures will be exchanged by the Company for Definitive Debentures if (i) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion determines that the Global Debentures (in whole but not in part) should be exchanged for Definitive Debentures and delivers a written notice to such effect to the Trustee. Any Holder of a beneficial interest in a Global Debenture may exchange such beneficial interest for a Definitive Debenture in the event that there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to the Debentures. Upon the occurrence of any of the preceding events referred to above, Definitive Debentures shall be issued in such names as the Depositary shall instruct the Trustee. Global Debentures also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and 2.10 hereof. Every Debenture authenticated and delivered in exchange for, or in lieu of, a Global Debenture or any portion thereof, pursuant to this Section 2.06 or
Section 2.07 or 2.10 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Debenture. A Global Debenture may not be exchanged for another Debenture other than as provided in this Section 2.06(a), however, beneficial interests in a Global Debenture may be transferred and exchanged as provided in Section 2.06(b), (c) or (d) hereof.

         (b) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN THE GLOBAL DEBENTURES. The transfer and exchange of beneficial interests in the Global Debentures shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Transfers of beneficial interests in the Global Debentures shall require compliance with either subparagraph (i) or (ii) below, as applicable:

               (i) TRANSFER OF BENEFICIAL INTERESTS IN THE SAME GLOBAL DEBENTURE. Beneficial interests in any Global Debenture may be transferred to Persons who take delivery thereof in the form of a beneficial interest in a Global Debenture. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(i).

               (ii) ALL OTHER TRANSFERS AND EXCHANGES OF BENEFICIAL INTERESTS IN GLOBAL DEBENTURES. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Debenture in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Debenture in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Debenture shall be registered to effect the transfer or exchange referred to in (1) above. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Debentures contained in this Indenture and the Debentures or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Debenture(s) pursuant to Section 2.06(g) hereof.

         (c) TRANSFER OR EXCHANGE OF BENEFICIAL INTERESTS FOR DEFINITIVE DEBENTURES.

         If any holder of a beneficial interest in a Global Debenture proposes to exchange such beneficial interest for a Definitive Debenture or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Debenture, then, upon satisfaction of the conditions set forth in
Section 2.06(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Debenture to be reduced accordingly pursuant to
Section 2.06(g) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Debenture in the appropriate principal amount. Any Definitive Debenture issued in exchange for a beneficial interest pursuant to this Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant.

         (d) TRANSFER AND EXCHANGE OF DEFINITIVE DEBENTURES FOR BENEFICIAL INTERESTS IN GLOBAL DEBENTURES.

         A Holder of a Definitive Debenture may exchange such Debenture for a beneficial interest in a Global Debenture or transfer such Definitive Debentures to a Person who takes delivery thereof in the form of a beneficial interest in a Global Debenture at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Definitive Debenture and increase or cause to be increased the aggregate principal amount of one of the Global Debentures.

         (e) TRANSFER AND EXCHANGE OF DEFINITIVE DEBENTURES FOR DEFINITIVE DEBENTURES. Upon request by a Holder of Definitive Debentures and such requesting Holder's presenting or surrendering to the Registrar of the Definitive Debentures duly endorsed and accompanied by written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing, the Registrar shall register the transfer and exchange of Definitive Debentures.

         (f) LEGENDS. Each Global Debenture shall bear a legend in substantially the following form:

 "THIS GLOBAL DEBENTURE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS DEBENTURE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.01 OF THE INDENTURE, (II) THIS GLOBAL DEBENTURE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL DEBENTURE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL DEBENTURE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF STANDARD MOTOR PRODUCTS, INC."

         (g) CANCELLATION AND/OR ADJUSTMENT OF GLOBAL DEBENTURES. At such time as all beneficial interests in a particular Global Debenture have been exchanged for Definitive Debentures or a particular Global Debenture has been repurchased or canceled in whole and not in part, each such Global Debenture shall be returned to or retained and canceled by the Trustee in accordance with Section
2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Debenture is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Debenture or for Definitive Debentures, the principal amount of Debentures represented by such Global Debenture shall be reduced accordingly and an endorsement shall be made on such Global Debenture by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Debenture, such other Global Debenture shall be increased accordingly and an endorsement shall be made on such Global Debenture by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

         (h) GENERAL PROVISIONS RELATING TO TRANSFERS AND EXCHANGES.

               (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Debentures and Definitive Debentures upon the Company's order or at the Registrar's request.

               (ii) No service charge shall be made to a holder of a beneficial interest in a Global Debenture or to a Holder of a Definitive Debenture for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 4.09 and 9.05 hereof).

               (iii) All Global Debentures and Definitive Debentures issued upon any registration of transfer or exchange of Global Debentures or Definitive Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Debentures or Definitive Debentures surrendered upon such registration of transfer or exchange.

               (iv) The Company shall not be required to register the transfer of or to exchange a Debenture between a record date and the next succeeding Interest Payment Date.

               (v) Prior to due presentment for the registration of a transfer of any Debenture, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Debenture is registered as the absolute owner of such Debenture for the purpose of receiving payment of principal of and interest on such Debentures and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

               (vi) The Trustee shall authenticate Global Debentures and Definitive Debentures in accordance with the provisions of Section 2.02 hereof.

               (vii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

SECTION 2.07.     REPLACEMENT DEBENTURES.

         If any mutilated Debenture is surrendered to the Trustee or the Company and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Debenture, the Company shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Debenture if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Debenture is replaced. The Company may charge for its expenses in replacing a Debenture. In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may pay such Debenture instead of issuing a new Debenture in replacement thereof.

         Every replacement Debenture is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Debentures duly issued hereunder.

SECTION 2.08.     OUTSTANDING DEBENTURES.

         The Debentures outstanding at any time are all the Debentures authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Debenture effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section
2.09 hereof, a Debenture does not cease to be outstanding because the Company or an Affiliate of the Company holds the Debenture.

         If a Debenture is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless and until the Trustee receives proof satisfactory to it that the replaced Debenture is held by a bona fide purchaser.

         If the principal amount of any Debenture is considered paid under
Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

         If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on the maturity date, money sufficient to pay Debentures payable on that date, then on and after that date such Debentures shall be deemed to be no longer outstanding and shall cease to accrue interest.

SECTION 2.09.     TREASURY DEBENTURES.

         In determining whether the Holders of the required principal amount of Debentures have concurred in any direction, waiver or consent, Debentures owned by the Company, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Debentures that the Trustee knows are so owned shall be so disregarded. Debentures so owned that have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to so act with respect to such Debentures and that the pledgee is not the Company or any Affiliate of the Company.

SECTION 2.10.     TEMPORARY DEBENTURES.

         Until certificates representing Debentures are ready for delivery, the Company may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Debentures. Temporary Debentures shall be substantially in the form of certificated Debentures but may have variations that the Company considers appropriate for temporary Debentures and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Definitive Debentures in exchange for temporary Debentures.

         Holders of temporary Debentures shall be entitled to all of the benefits of this Indenture.

SECTION 2.11.     CANCELLATION.

         The Company at any time may deliver Debentures to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Debentures surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Debentures surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Debentures (subject to the record retention requirement of the Exchange Act). Certification of the destruction of all canceled Debentures shall be delivered to the Company. The Company may not issue new Debentures to replace Debentures that it has paid or that have been delivered to the Trustee for cancellation.

SECTION 2.12.     DEFAULTED INTEREST.

             If the Company defaults in a payment of interest on the Debentures, it shall pay, or shall deposit with the Paying Agent money in immediately available funds sufficient to pay, the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Debentures and in Section 4.01 hereof. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Debenture and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date, PROVIDED that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

SECTION 2.13.     CUSIP NUMBERS.

             The Company in issuing the Debentures may use "CUSIP" and "CINS" numbers (if then generally in use), and the Trustee shall use CUSIP numbers or CINS numbers, as the case may be, in notices of exchange as a convenience to the Holders; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of exchange and that their reliance may be placed only on the other identification numbers printed on the Debentures.

                                   ARTICLE 3
                             [INTENTIONALLY OMITTED]

                                    ARTICLE 4
                                    COVENANTS

SECTION 4.01.     PAYMENT OF DEBENTURES.

         The Company shall pay or cause to be paid the principal of, premium, if any, and interest on the Debentures on the dates and in the manner provided in the Debentures. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. If the Company or any Subsidiary of the Company or any Affiliate of any of them acts as Paying Agent, an installment of principal, premium, if any, or interest shall be considered paid on the due date if the entity acting as Paying Agent segregates and holds in a separate trust fund for the benefit of Holders all money held by it as Paying Agent.

         The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Debentures to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

SECTION 4.02.     MAINTENANCE OF OFFICE OR AGENCY.

         The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Debentures may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

         The Company may also from time to time designate one or more other offices or agencies (in or outside the City of New York) where the Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.03.

         The Company will cause notice of any resignation, termination or appointment of the Trustee or any Paying Agent, transfer agent or conversion agent, and of any change in the office through which any such agent will act, to be provided to Holders of the Debentures.

SECTION 4.03.     REPORTS.

         Whether or not required by the rules and regulations of the SEC, so long as any Debentures are outstanding, the Company shall furnish to the Holders of Debentures:

               (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants; and

               (ii) all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports, in each case, within the time periods specified in the SEC's rules and regulations.

In addition, whether or not required by the rules and regulations of the SEC, the Company shall file a copy of all such information and reports with the SEC for public availability within the time periods specified in the SEC's rules and regulations (unless the SEC will not accept such a filing) and make such information available to securities analysts and prospective investors upon request. The Company shall at all times comply with TIA ss. 314(a).

SECTION 4.04.     COMPLIANCE CERTIFICATE.

         (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Debentures is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

         (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.03(i) above shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Article 4 or Article 5 hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

         (c) The Company shall, so long as any of the Debentures are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

SECTION 4.05.     TAXES.

         The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders of the Debentures.

SECTION 4.06.     STAY, EXTENSION AND USURY LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

SECTION 4.07.     INTENTIONALLY OMITTED.

SECTION 4.08.     CORPORATE EXISTENCE.

         Subject to Article 5 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Debentures.

SECTION 4.09.     OFFER TO REPURCHASE UPON CHANGE OF CONTROL.

         (a) Upon the occurrence of a Change of Control, the Company shall make an offer (a "CHANGE OF CONTROL Offer") to each Holder to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Debentures at a purchase price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of purchase (the "REPURCHASE PRICE"). Notwithstanding the foregoing, the Company may, at its option, in lieu of paying Repurchase Price in cash, pay the Repurchase Price by issuing shares of common stock. The number of shares of common stock tendered in payment shall be determined by dividing the Repurchase Price by the value of common stock, which for this purpose shall be equal to 95% of the average of the closing sale prices of the common stock for the five consecutive Trading Days ending on and including the third Trading Day preceding the Repurchase Date. Within 30 days following any Change of Control, the Company shall mail a notice to each Holder stating: (1) that the Change of Control Offer is being made pursuant to this Section 4.09 and that all Debentures validly tendered will be accepted for payment; (2) the Repurchase Price and the purchase date, which shall be 45 days from the date such notice is mailed (the "REPURCHASE DATE"); (3) that any Debenture not tendered will continue to accrue interest; (4) that, unless the Company defaults in the payment of the Repurchase Price, all Debentures accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest on and after the Repurchase Date; (5) that Holders electing to have any Debentures purchased pursuant to a Change of Control Offer will be required to surrender the Debentures, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Debentures completed, to the Paying Agent at the address specified in the notice prior to the close of business on the fifth Business Day preceding the Repurchase Date;
(6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day preceding the Repurchase Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of Debentures delivered for purchase, and a statement that such Holder is withdrawing his election to have the Debentures purchased; and (7) that Holders whose Debentures are being purchased only in part will be issued new debentures equal in principal amount to the unpurchased portion of the Debentures surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Debentures in connection with a Change of Control.

         (b) On the Repurchase Date, the Company shall, to the extent lawful,
(1) accept for payment all Debentures or portions thereof properly tendered pursuant to the Change of Control Offer, (2) deposit with the Paying Agent an amount equal to the Repurchase Price in respect of all Debentures or portions thereof so tendered and (3) deliver or cause to be delivered to the Trustee the Debentures so accepted together with an Officers' Certificate stating the aggregate principal amount of Debentures or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to each Holder of Debentures so accepted payment in an amount equal to the Repurchase Price for the Debentures, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Debenture equal in principal amount to any unpurchased portion of the Debentures surrendered by such Holder, if any; PROVIDED, that each such new Debenture shall be in a principal amount of $1,000 or an integral multiple thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Repurchase Date.

         (c) Notwithstanding anything to the contrary in this Section 4.09, the Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this
Section 4.09 hereof and all other provisions of this Indenture applicable to a Change of Control Offer made by the Company and purchases all Debentures validly tendered and not withdrawn under such Change of Control Offer.

                                   ARTICLE 5
                                   SUCCESSORS

SECTION 5.01.     MERGER, CONSOLIDATION, OR SALE OF ASSETS.

         The Company shall not, directly or indirectly, consolidate or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, another Person unless (i) the Company is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia, (ii) the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which such sale, assignment, transfer, conveyance or other disposition shall have been made expressly assumes all the obligations of the Company under the Debentures and this Indenture (including, without limitation, the due and punctual payment of the principal of and premium, if any, and interest on the Debentures) and has provided for conversion rights as described under Article 11, all pursuant to a supplemental Indenture in a form reasonably satisfactory to the Trustee, (iii) immediately after such transaction, no Default or Event of Default exists and (iv) the Trustee shall have received an Officer's Certificate and Opinion of Counsel stating that the execution of such supplemental Indenture is authorized or permitted by this Indenture.

SECTION 5.02.     SUCCESSOR CORPORATION SUBSTITUTED.

         Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.01 hereof, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the successor corporation and not to the Company), and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; PROVIDED, HOWEVER, that the predecessor Company shall not be relieved from the obligation to pay the principal of and interest on the Debentures except in the case of a sale of all of the Company's assets that meets the requirements of Section 5.01 hereof.

                                   ARTICLE 6
                              DEFAULTS AND REMEDIES

SECTION 6.01.     EVENTS OF DEFAULT

         An "Event of Default" occurs if:

         (a) the Company defaults in the payment when due of interest on the Debentures and such default continues for a period of 30 days, whether or not such payment is prohibited by Article 10;

         (b) the Company defaults in the payment when due of principal of or premium, if any, on the Debentures when the same becomes due and payable at maturity, or otherwise, whether or not such payment is prohibited by Article 10;

         (c) the Company fails to comply with its obligation to provide notice of a Change of Control to each Holder pursuant to Section 4.09 hereof;

         (d) the Company fails to observe or perform any other material covenant, representation, warranty or other agreement in this Indenture for 60 days after written notice to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Debentures then outstanding voting as a single class;

         (e) the Company fails to pay when due the principal of, or acceleration of, any indebtedness for money borrowed in excess of $10 million if the Company has not discharged such indebtedness, or such acceleration is not annulled, for 30 days after written notice to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Debentures then outstanding voting as a single class;

         (f) INTENTIONALLY OMITTED.

         (g) the Company or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary pursuant to or within the meaning of Bankruptcy Law:

               (i) commences a voluntary case,

               (ii) consents to the entry of an order for relief against it in an involuntary case,

               (iii) consents to the appointment of a custodian of it or for all or substantially all of its property,

               (iv) makes a general assignment for the benefit of its creditors, or

               (v) generally is not paying its debts as they become due; or

         (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (i) is for relief against the Company or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary in an involuntary case;

               (ii) appoints a custodian of the Company or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary or for all or substantially all of the property of the Company or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary; or

               (iii) orders the liquidation of the Company or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary;

and the order or decree remains unstayed and in effect for 60 consecutive days.

SECTION 6.02.     ACCELERATION.

         If any Event of Default (other than an Event of Default specified in clause (g) or (h) of Section 6.01 hereof with respect to the Company, any Significant Subsidiary or any group of Significant Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Debentures, by written notice to the Company (and to the Trustee if such notice is given by the Holders) may, and the Trustee at the request of such Holders shall, declare all the Debentures to be due and payable immediately. Upon any such declaration, the Debentures shall become due and payable immediately. Notwithstanding the foregoing, if an Event of Default specified in clause (g) or (h) of Section 6.01 hereof occurs with respect to the Company, any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, all outstanding Debentures shall be due and payable immediately without further action or notice. The Holders of a majority in aggregate principal amount of the then outstanding Debentures by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.

         If an Event of Default occurs prior to April 15, 2011 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding the prohibition on redemption of the Debentures prior to such date, then, upon acceleration of the Debentures, an additional premium shall also become and be immediately due and payable in an amount equal to 0.350% of the principal amount of the Debentures on the date of payment that would otherwise be due but for the provisions of this sentence.


SECTION 6.03.     OTHER REMEDIES.

         If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest on the Debentures or to enforce the performance of any provision of the Debentures or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Debentures or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Debenture in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.04.     WAIVER OF PAST DEFAULTS.

         Holders of not less than a majority in aggregate principal amount of the then outstanding Debentures by notice to the Trustee may on behalf of the Holders of all of the Debentures waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal of, premium, if any, or interest on, the Debentures (including in connection with an offer to purchase) (PROVIDED, HOWEVER, that the Holders of a majority in aggregate principal amount of the then outstanding Debentures may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration). Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 6.05.     CONTROL BY MAJORITY.

         Holders of a majority in aggregate principal amount of the then outstanding Debentures may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders of Debentures or that may involve the Trustee in personal liability.

SECTION 6.06.     LIMITATION ON SUITS.

         A Holder of a Debenture may pursue a remedy with respect to this Indenture or the Debentures only if:

         (a) the Holder gives to the Trustee written notice of a continuing Event of Default;

         (b) the Holders of at least 25% in aggregate principal amount of the then outstanding Debentures make a written request to the Trustee to pursue the remedy;

         (c) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

         (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

         (e) during such 60-day period the Holders of a majority in aggregate principal amount of the then outstanding Debentures do not give the Trustee a direction inconsistent with the request.

         A Holder of a Debenture may not use this Indenture to prejudice the rights of another Holder of a Debenture or to obtain a preference or priority over another Holder of a Debenture.

SECTION 6.07.     RIGHTS OF HOLDERS OF DEBENTURES TO RECEIVE PAYMENT.

         Notwithstanding any other provision of this Indenture, neither (a) the right of any Holder of a Debenture to receive payment of principal, premium, if any, and interest on the Debenture, on or after the respective due dates expressed in the Debenture (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates nor (b) the right of any Holder of a Debenture to exercise its conversion rights as described under Article 11, or to bring suit for the enforcement of such conversion rights, shall be impaired or affected without the consent of such Holder.

SECTION 6.08.     COLLECTION SUIT BY TRUSTEE.

         If an Event of Default specified in Section 6.01(a) or (b) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, premium, if any, and accrued interest remaining unpaid on the Debentures and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09.     TRUSTEE MAY FILE PROOFS OF CLAIM.

         The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Debentures allowed in any judicial proceedings relative to the Company (or any other obligor upon the Debentures), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10.     PRIORITIES.

         If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

               FIRST: to the Trustee, its agents and attorneys for amounts due under Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

               SECOND: to Holders of Debentures for amounts due and unpaid on the Debentures for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Debentures for principal, premium, if any and interest, respectively; and

               THIRD: to the Company or to such party as a court of competent jurisdiction shall direct.

         The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Holders of Debentures pursuant to this
Section 6.10.

SECTION 6.11.     UNDERTAKING FOR COSTS.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of a Debenture pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Debentures.

                                   ARTICLE 7
                                     TRUSTEE

SECTION 7.01.     DUTIES OF TRUSTEE.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

               (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) this paragraph does not limit the effect of paragraph (b) of this Section;

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

         (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b), and (c) of this Section.

         (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02.     RIGHTS OF TRUSTEE.

         (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct of any agent appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

         (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

         (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

SECTION 7.03.     INDIVIDUAL RIGHTS OF TRUSTEE.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Debentures and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

SECTION 7.04.     TRUSTEE'S DISCLAIMER.

         The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Debentures, it shall not be accountable for the Company's use of the proceeds from the Debentures or any money paid to the Company or upon the Company's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Debentures or any other document in connection with the sale of the Debentures or pursuant to this Indenture other than its certificate of authentication.

SECTION 7.05.     NOTICE OF DEFAULTS.

         If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Holders of Debentures a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest on any Debenture, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Debentures.

SECTION 7.06.     REPORTS BY TRUSTEE TO HOLDERS OF THE DEBENTURES.

         Within 60 days after each February 15 beginning with the February 15 following the date of this Indenture, and for so long as Debentures remain outstanding, the Trustee shall mail to the Holders of the Debentures a brief report dated as of such reporting date that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c).

         A copy of each report at the time of its mailing to the Holders of Debentures shall be mailed to the Company and filed with the SEC and each stock exchange on which the Debentures are listed in accordance with TIA ss. 313(d). The Company shall promptly notify the Trustee when the Debentures are listed on any stock exchange.

SECTION 7.07.     COMPENSATION AND INDEMNITY.

         The Company shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable out-of-pocket disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         The Company shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Company (including this Section 7.07) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

         The obligations of the Company under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

         To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Debentures on all money or property held or collected by the Trustee, in its capacity as Trustee, except that held in trust to pay principal and interest on particular Debentures. Such Lien shall survive the satisfaction and discharge of this Indenture.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(g) or (h) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

         The Trustee shall comply with the provisions of TIA ss. 313(b)(2) to the extent applicable.

SECTION 7.08.     REPLACEMENT OF TRUSTEE.

         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

         The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company at least 30 days prior to the date of proposed resignation. The Holders of a majority in principal amount of the then outstanding Debentures may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee at any time by written notice given at least 30 days prior to the date of proposed removal; provided that at such date no Event of Default shall have occurred and be continuing.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Debentures may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of at least a majority in principal amount of the then outstanding Debentures may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee, after written request by any Holder who has been a Holder for at least six months, fails to comply with Section 7.10, such Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, PROVIDED all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section
7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

SECTION 7.09.     SUCCESSOR TRUSTEE BY MERGER, ETC.

         If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10.     ELIGIBILITY; DISQUALIFICATION.

         There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition.

         This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1), (2) and (5). The Trustee is subject to TIA ss. 310(b).

SECTION 7.11.     PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

         The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                   ARTICLE 8
                           SATISFACTION AND DISCHARGE

SECTION 8.01.     SATISFACTION AND DISCHARGE OF INDENTURE.

         The Company may terminate its obligations under this Indenture (subject to the provisions of this Article 8 and Section 7.07) when it shall have delivered to the Trustee for cancellation all Debentures theretofore authenticated (other than Debentures that shall have been cancelled, lost or stolen and that have been replaced or paid as provided in Article 2 hereof) and the following conditions shall be satisfied:

         (1) The Company has paid all sums payable under this Indenture; and

         (2) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent have been complied with as contemplated by this Section 8.01. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.07 shall survive.

SECTION 8.02.     REPAYMENT TO THE COMPANY.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Debenture and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debenture shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                                   ARTICLE 9
                        AMENDMENT, SUPPLEMENT AND WAIVER

SECTION 9.01.     WITHOUT CONSENT OF HOLDERS OF DEBENTURES.

         Notwithstanding Section 9.02 of this Indenture, the Company and the Trustee may amend or supplement this Indenture or the Debentures without notice to, or the consent of, any Holder of a Debenture:

         (a) to cure any ambiguity, defect or inconsistency;

         (b) to provide for uncertificated Debentures in addition to or in place of certificated Debentures or to alter the provisions of Article 2 hereof (including the related definitions) in a manner that does not materially adversely affect any Holder;

         (c) to provide for the assumption of the Company's obligations to the Holders of the Debentures by a successor to the Company pursuant to Article 5 hereof;

         (d) to make any change that would provide any additional rights or benefits to the Holders of the Debentures or that does not adversely affect the legal rights hereunder of any Holder of the Debentures;

         (e) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA; or

         (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee.

         Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section
7.02 hereof, the Trustee shall join with the Company in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental Indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.02.     WITH CONSENT OF HOLDERS OF DEBENTURES.

         Except as provided below in this Section 9.02, the Company and the Trustee may amend or supplement this Indenture (including Section 4.09 hereof) and the Debentures may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Debentures then outstanding voting as a single class (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Debentures), and, subject to Sections 6.04 and 6.07 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Debentures, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture or the Debentures may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Debentures voting as a single class (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Debentures). Section 2.08 hereof shall determine which Debentures are considered to be "outstanding" for purposes of this Section 9.02.

         Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Debentures as aforesaid, and upon receipt by the Trustee of the documents described in Section 7.02 hereof, the Trustee shall join with the Company in the execution of such amended or supplemental Indenture unless such amended or supplemental Indenture directly affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

         It shall not be necessary for the consent of the Holders of Debentures under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders of Debentures affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. Subject to Sections 6.04 and 6.07 hereof, the Holders of a majority in aggregate principal amount of the Debentures then outstanding voting as a single class may waive compliance in a particular instance by the Company with any provision of this Indenture or the Debentures. However, without the consent of each Holder affected, an amendment or waiver under this Section 9.02 may not (with respect to any Debentures held by a non-consenting Holder):

         (a) change the Stated Maturity of the principal of any Debenture or any installment of interest thereon;

         (b) reduce the premium amount on any Debenture or reduce the principal amount thereof or the rate (or extend the time for payment) of interest thereon;

         (c) change the place where, or currency in which, any Debenture or any premium, if any, or interest thereon is payable;

         (d) impair the right to institute suit for the enforcement of any payment on or with respect to any Debenture;

         (e) impair the right to institute suit for the conversion of any Debenture;

         (f) except as otherwise permitted or contemplated herein, adversely affect the right of Holders to convert such Debentures;

         (g) modify the provisions of Article 10 in a manner adverse to the Holders of the Debentures;

         (h) reduce the above-stated percentage in principal amount of the outstanding Debentures required for any amendment, supplemental Indenture or waiver provided for in this Indenture;

         (i) waive a Default or Event of Default in the payment of principal of or premium, if any, on the Debentures (except a rescission of acceleration of the Debentures by the Holders of at least a majority in aggregate principal amount of the Debentures and a waiver of the payment default that resulted from such acceleration);

         (j) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of Debentures to receive payments of principal of or interest on the Debentures; or

         (k) make any change in Section 6.04 or 6.07 hereof or in the foregoing amendment and waiver provisions.

SECTION 9.03.     COMPLIANCE WITH TRUST INDENTURE ACT.

         Every amendment or supplement to this Indenture or the Debentures shall be set forth in an amended or supplemental Indenture that complies with the TIA as then in effect.

SECTION 9.04.     REVOCATION AND EFFECT OF CONSENTS.

         Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Debenture is a continuing consent by the Holder of a Debenture and every subsequent Holder of a Debenture or portion of a Debenture that evidences the same debt as the consenting Holder's Debenture, even if notation of the consent is not made on any Debenture. However, any such Holder of a Debenture or subsequent Holder of a Debenture may revoke the consent as to its Debenture if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then, notwithstanding the last two sentences of the immediately preceding paragraph, those Persons who were Holders at such record date and only those Persons shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

         After an amendment, supplement or waiver becomes effective, it shall bind every Holder unless it is of the type described in any of clauses (a) through (k) of Section 9.02. In the case of an amendment, supplement or waiver of the type described in clauses (a) through (k) of Section 9.02, the amendment or waiver shall bind each Holder who has consented to it and every subsequent Holder of a Debenture that evidences the same indebtedness as the Debenture of the consenting Holder.

SECTION 9.05.     NOTATION ON OR EXCHANGE OF DEBENTURES.

         The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Debenture thereafter authenticated. The Company in exchange for all Debentures may issue and the Trustee shall, upon receipt of an Authentication Order, authenticate new Debentures that reflect the amendment, supplement or waiver.

         Failure to make the appropriate notation or issue a new Debenture shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.06.     TRUSTEE TO SIGN AMENDMENTS, ETC.

         The Trustee shall sign any amended or supplemental Indenture authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Company may not sign an amendment or supplemental Indenture until the Board of Directors approves it. In executing any amended or supplemental Indenture, the Trustee shall be entitled to receive and (subject to Section 7.01 hereof) shall be fully protected in relying upon, in addition to the documents required by Section
12.04 hereof, an Officer's Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental Indenture is authorized or permitted by this Indenture.

                                   ARTICLE 10
                                  SUBORDINATION

SECTION 10.01.    AGREEMENT TO SUBORDINATE.

         The Company agrees, and each Holder by accepting a Debenture agrees, that the indebtedness evidenced by the Debentures is subordinated in right of payment, to the extent and in the manner provided in this Article 10, to the prior payment in full of all Senior Debt (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt and holders of Subsidiary Debt.

SECTION 10.02.    CERTAIN DEFINITIONS.

         "PERMITTED JUNIOR SECURITIES" means Equity Interests in the Company or debt securities that are subordinated to all Senior Debt (and any debt securities issued in exchange for Senior Debt) to substantially the same extent as, or to a greater extent than, the Debentures are subordinated to the Senior Debt hereunder.

         "REPRESENTATIVE" means the indenture trustee or other trustee, agent or representative for any Senior Debt.

         "SENIOR DEBT" means:

         (a) the Company's indebtedness for money borrowed or evidenced by bonds, debentures or similar instruments;

         (b) reimbursement obligations of the Company with respect to letters of credit, bankers' acceptances and similar facilities issued for the account of the Company;

         (c) every obligation of the Company issued or assumed as the deferred purchase price of property or services purchased by the Company, excluding any trade payables and other accrued current liabilities incurred in the ordinary course of business;

         (d) obligations of the Company as lessee under leases required to be capitalized on the balance sheet of the lessee under GAAP;

         (e) obligations of the Company under interest rate and currency swaps, caps, floors, collars or similar arrangements intended to protect the Company against fluctuations in interest or currency exchange rates;

         (f) indebtedness of others of the kinds described in the preceding clauses (a) through (e) that the Company has assumed, guaranteed or otherwise assured the payment thereof, directly or indirectly; and

         (g) deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any indebtedness or obligation described in the preceding clauses (a) through (f) whether or not there is any notice to or consent of the Holders of Debentures.

         Notwithstanding anything to the contrary in the foregoing, the following shall not constitute Senior Debt: (i) the Company's 6 3/4% Convertible Subordinated Debentures Due 2009, (ii) any particular indebtedness or obligation that is owed by the Company to any of its direct and indirect Subsidiaries,
(iii) any indebtedness incurred for the purchase of goods or materials or for services obtained in the ordinary course of business (other than with proceeds of revolving credit borrowings permitted hereby) and (iv) any particular indebtedness, deferral, renewal, extension or refunding if it is expressly stated in the governing terms or in the assumption thereof that the indebtedness involved is not senior in right of payment to the Debentures or that such indebtedness is PARI PASSU with or junior to the Debentures.

SECTION 10.03.    LIQUIDATION; DISSOLUTION; BANKRUPTCY.

         Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, in an assignment for the benefit of creditors or any marshaling of the Company's assets and liabilities:

               (i) holders of Senior Debt shall be entitled to receive payment in full of all Obligations due in respect of such Senior Debt (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Debt) before Holders of the Debentures shall be entitled to receive any payment with respect to the Debentures (except that Holders may receive Permitted Junior Securities); and

               (ii) until all Obligations with respect to Senior Debt (as provided in clause (i) above) are paid in full, any distribution to which Holders would be entitled but for this Article 10 shall be made to holders of Senior Debt (except that Holders may receive Permitted Junior Securities).

SECTION 10.04.    DEFAULT ON SENIOR DEBT.

         (a) The Company may not make any payment or distribution to the Trustee or any Holder in respect of Obligations with respect to the Debentures and may not acquire from the Trustee or any Holder any Debentures for cash or property (other than Permitted Junior Securities) until all principal and other Obligations with respect to the Senior Debt have been paid in full if:

               (i) a default in the payment of any principal or other Obligations with respect to Senior Debt occurs and is continuing beyond any applicable grace period in the agreement, indenture or other document governing such Senior Debt; or

               (ii) a default, other than a payment default, on Senior Debt occurs and is continuing that then permits holders of the Senior Debt to accelerate its maturity, provided that such default shall not have been cured or waived or ceased to exist after written notice of such default shall have been given to the Company and the Trustee by any holder of Senior Debt; or

               (iii) any judicial proceeding shall be pending with respect to any such default in payment or event of default.

         (b) Upon any acceleration of the principal due on the Debentures, all amounts due on all Senior Debt must be paid in full before the Holders of Debentures are entitled to receive any payment.

SECTION 10.05.    ACCELERATION OF DEBENTURES.

         If payment of the Debentures is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Debt of the acceleration.

SECTION 10.06.    WHEN DISTRIBUTION MUST BE PAID OVER.

         In the event that the Trustee or any Holder receives any payment of any Obligations with respect to the Debentures at a time when the Trustee or such Holder, as applicable, has actual knowledge that such payment is prohibited by
Section 10.04 hereof, such payment shall be held by the Trustee or such Holder, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, the holders of Senior Debt as their interests may appear or their Representative under the indenture or other agreement (if any) pursuant to which Senior Debt may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Debt remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

         With respect to the holders of Senior Debt, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 10, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Holders or the Company or any other Person money or assets to which any holders of Senior Debt shall be entitled by virtue of this Article 10, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

SECTION 10.07.    NOTICE BY COMPANY.

         The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of any Obligations with respect to the Debentures to violate this Article 10, but failure to give such notice shall not affect the subordination of the Debentures to the Senior Debt as provided in this Article 10.

SECTION 10.08.    SUBROGATION.

         After all Senior Debt is paid in full and until the Debentures are paid in full, Holders of Debentures shall be subrogated (equally and ratably with all other indebtedness PARI PASSU with the Debentures) to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Holders of Debentures have been applied to the payment of Senior Debt. A distribution made under this Article 10 to holders of Senior Debt that otherwise would have been made to Holders of Debentures is not, as between the Company and Holders, a payment by the Company on the Debentures.

SECTION 10.09.    RELATIVE RIGHTS.

         This Article 10 defines the relative rights of Holders of Debentures and holders of Senior Debt. Nothing in this Indenture shall:

               (i) impair, as between the Company and Holders of Debentures, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Debentures in accordance with their terms;

               (ii) affect the relative rights of Holders of Debentures and creditors of the Company other than their rights in relation to holders of Senior Debt; or

               (iii) prevent the Trustee or any Holder of Debentures from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Debt to receive distributions and payments otherwise payable to Holders of Debentures.

         If the Company fails because of this Article 10 to pay principal of or interest on a Debenture on the due date, the failure is still a Default or Event of Default.

SECTION 10.10.    SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY.

         No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Debentures shall be impaired by any act or failure to act by the Company or any Holder or by the failure of the Company or any Holder to comply with this Indenture.

SECTION 10.11.    DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

         Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representative.

         Upon any payment or distribution of assets of the Company referred to in this Article 10, the Trustee and the Holders of Debentures shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of Debentures for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10.

SECTION 10.12.    RIGHTS OF TRUSTEE AND PAYING AGENT.

         Notwithstanding the provisions of this Article 10 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Debentures, unless the Trustee shall have received at its Corporate Trust Office at least five Business Days prior to the date of such payment written notice of facts that would cause the payment of any Obligations with respect to the Debentures to violate this Article 10. Only the Company or a Representative may give the notice. Nothing in this Article 10 shall impair the claims of, or payments to, the Trustee under or pursuant to Section 7.07 hereof.

         The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

SECTION 10.13.    AUTHORIZATION TO EFFECT SUBORDINATION.

         Each Holder of Debentures, by the Holder's acceptance thereof, authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 10, and appoints the Trustee to act as such Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 6.09 hereof at least 30 days before the expiration of the time to file such claim, the Representatives are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Debentures.

SECTION 10.14.    AMENDMENTS.

             The provisions of this Article 10 shall not be amended or modified without the written consent of the holders of all Senior Debt.

                                   ARTICLE 11
                            CONVERSION OF DEBENTURES

SECTION 11.01.    CONVERSION RIGHTS

         The Holder of any Debenture will have the right, at the Holder's option, to convert any portion of the principal amount of a Debenture that is an integral multiple of $100,000 (or the entire principal amount of Debentures held by a Holder if not an integral multiple of $100,000), into shares of common stock, unless previously repurchased, at a conversion rate equal to 66.6666 shares per $1,000 principal amount of Debentures (the "CONVERSION RATE") subject to adjustment as described below. The right to convert a Debenture delivered for repurchase will terminate at the close of business on the Repurchase Date for such Debenture, unless the Company defaults in making the payment due upon repurchase.

SECTION 11.02.    EXERCISE OF CONVERSION RIGHT.

         The right of conversion attaching to any Debenture may be exercised by the Holder by delivering the Debenture at the office or agency of the Company in the Borough of Manhattan, the City of New York, at any other office or agency of the Company maintained for such purpose and at the office or agency of any additional conversion agent appointed by the Company, accompanied by a duly signed and completed notice of conversion, a copy of which may be obtained from the Trustee and any conversion agent. The conversion date shall be the date on which the Debenture and the duly signed and completed notice of conversion are so delivered. As promptly as practicable on or after the conversion date, the Company shall issue and deliver to the Trustee a certificate or certificates for the number of full shares of common stock issuable upon conversion, together with payment in lieu of any fraction of a share or, at the Company's option, rounded up to the next whole number of shares; such certificate shall be sent by the Trustee to the conversion agent for delivery to the Holder. Such shares of common stock issuable upon conversion of the Debentures, in accordance with the provisions of the Indenture, shall be fully paid and nonassessable and will also rank PARI PASSU with the other shares of the common stock outstanding from time to time.

         Holders that surrender Debentures for conversion on a date that is not an Interest Payment Date shall not be entitled to receive any interest for the period from the next preceding Interest Payment Date to the date of conversion, except as described below. However, Holders of Debentures on a Record Date, including Debentures surrendered for conversion after the Record Date, shall receive the interest payable on such Debentures on the next succeeding Interest Payment Date. Accordingly, any Debenture surrendered for conversion during the period from the close of business on a Record Date to the opening of business on the next succeeding Interest Payment Date must be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Debentures being surrendered for conversion; provided, however, that no such payment shall be required upon the conversion of any Debenture (or portion thereof) that is eligible to be delivered for repurchase if, as a result, the right to convert such Debenture would terminate during the period between such Record Date and the close of business on the next succeeding Interest Payment Date.

         No other payment or adjustment for interest, or for any dividends in respect of common stock, shall be made upon conversion. Holders of common stock issued upon conversion shall not be entitled to receive any dividends payable to holders of common stock as of any record date before the close of business on the conversion date.

SECTION 11.03.    FRACTIONAL INTERESTS.

         No fractional shares shall be issued upon conversion. If more than one Debenture shall be surrendered for conversion at one time by the same Holder, the number of full shares that shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Debentures so surrendered. If any fraction of a share of common stock would, except for the foregoing provision of this Section 11.03, be issuable on the conversion of any Debenture or Debentures, the Company shall make payment in lieu thereof in an amount of cash equal to the value of such fraction computed on the basis of the last sale price of the common stock as reported on the New York Stock Exchange (or if not listed for trading thereon, then on the principal national securities exchange or the principal automated quotation system on which the common stock is listed or admitted to trading) for such day (any such last sale price being hereinafter referred to as the "LAST SALE PRICE"). If on such Trading Day the common stock is not quoted by any such organization, the fair value of such common stock on such day, as reasonably determined in good faith by the Board of Directors of the Company, shall be used. In lieu of the foregoing, the Company may, at its option, round up to the next whole number of shares and issue such shares upon conversion.

SECTION 11.04.    CONVERSION PRICE.

         The conversion price per share of common stock issuable upon conversion of the Debentures (as such price may be adjusted, herein called the "CONVERSION PRICE") shall initially be $15.00 (which reflects a Conversion Rate of 66.6666 shares per $1000 principal amount of Debentures).

SECTION 11.05.    ADJUSTMENT OF CONVERSION PRICE.

         The Conversion Price shall be subject to adjustment from time to time as follows:

         (a) In case the Company shall make or pay a dividend (or other distribution) payable in common stock on shares of capital stock of the Company, the Conversion Price in effect immediately following the record date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of common stock outstanding at the close of business on such date and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution. An adjustment made pursuant to this subsection (a) shall become effective immediately, except as provided in subsection (i) and (j) below, after such record date;

         (b) In case the Company shall issue to all or substantially all holders of common stock rights, options or warrants entitling them to subscribe for or purchase common stock at less than the then Current Market Price per share of the common stock (as defined in subsection (g) below) as of the record date for holders entitled to receive such rights, options or warrants, the Conversion Price in effect immediately following such record date shall be adjusted to a price, computed to the nearest cent, so that the same shall equal the price determined by multiplying such Conversion Price by a fraction of which:

               (i) the numerator shall be (A) the number of shares of common stock outstanding on such record date plus (B) the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at the Current Market Price (determined by multiplying such total number of shares by the exercise price of such rights, options or warrants and dividing the product so obtained by such Current Market Price), and

               (ii) the denominator shall be (A) the number of shares of common stock outstanding on such record date plus (B) the number of additional shares of common stock which are so offered for subscription or purchase.

         Such adjustment shall become effective immediately, except as provided in subsection (i) and (j) below, after the record date for the determination of holders entitled to receive such rights, options or warrants; provided, however, that if any such rights, options or warrants issued by the Company as described in this subsection (b) are only exercisable upon the occurrence of certain triggering events, then the Conversion Price will not be adjusted as provided in this subsection (b) until such triggering events occur. Upon the expiration or termination of any rights, options or warrants without the exercise of such rights, options or warrants, the Conversion Price then in effect shall be adjusted immediately to the Conversion Price which would have been in effect at the time of such expiration or termination had such rights, options or warrants, to the extent outstanding immediately prior to such expiration or termination, never been issued;

         (c) In case the Company shall (i) subdivide its outstanding shares of common stock into a greater number of shares or (ii) combine or reclassify its outstanding shares of common stock into a smaller number of shares, the Conversion Price in effect immediately following the effectiveness of such action shall be adjusted by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of common stock outstanding immediately prior to such subdivision or combination and the denominator shall be the number of shares outstanding immediately after giving effect to such subdivision or combination. An adjustment made pursuant to this subsection (c) shall become effective immediately, except as provided in subsection (i) and (j) below, after the effective date of a subdivision or combination;

         (d) In case the Company or any Subsidiary or Minority Owned Affiliate of the Company shall distribute to all or substantially all holders of common stock, any of its assets, evidences of indebtedness, cash or securities (other than (x) dividends or distributions exclusively in cash, (y) any dividend or distribution for which an adjustment is required to be made in accordance with subsection (a) or (b) above and in mergers and consolidations to which Section
11.07 applies, or (z) any distribution of rights or warrants subject to subsection (1) below) then in each such case the Conversion Price in effect immediately following the record date fixed for the determination of the stockholders entitled to such distribution shall be adjusted so that the same shall equal the price determined by multiplying such Conversion Price by a fraction of which the numerator shall be the then Current Market Price per share of the common stock on such record date less the then fair market value (as reasonably determined in good faith by the Board of Directors of the Company) of the portion of the assets so distributed applicable to one share of common stock, and of which the denominator shall be such Current Market Price per share of the common stock. Such adjustment shall become effective immediately, except as provided in subsection (i) and (j) below, after the record date for the determination of stockholders entitled to receive such distribution;

         (e) In case the Company or any Subsidiary of the Company shall make any distributions consisting exclusively of cash (excluding any cash portion of distributions referred to in (d) above, or cash distributed upon a merger or consolidation to which Section 11.07 applies) to all holders of common stock in an aggregate amount that, combined together with (i) other such all-cash distributions made within the preceding 12 months in respect of which no adjustment has been made and (ii) any cash and the fair market value of other consideration payable in respect of any tender offer by the Company or any of its Subsidiaries for common stock, to the extent that the cash and value of any other consideration included in such payment per share of common stock exceeds the Current Market Price per share of Common Stock on the Trading Day next succeeding the date of payment concluded within the preceding 12 months in respect of which no adjustment has been made, exceeds 10% of the Company's market capitalization (being the product of the then Current Market Price of the common stock and the number of shares of common stock then outstanding) on the record date for such distribution, in each such case the Conversion Price immediately following such record date shall be adjusted so that the same shall equal the price determined by multiplying such Conversion Price by a fraction of which the numerator shall be the then Current Market Price per share of the common stock on such record date less the amount of the cash and/or fair market value (as reasonably determined in good faith by the Board of Directors of the Company) of other consideration so distributed applicable to one share of common stock, and of which the denominator shall be such Current Market Price per share of the common stock. Such adjustment shall become effective immediately, except as provided in subsection (i) and (j) below, after the record date for the determination of stockholders entitled to receive such distribution; and

         (f) In case the Company or any Subsidiary of the Company shall complete a tender or exchange offer for all or any portion of the common stock (any such tender or exchange offer being referred to as an "OFFER"), to the extent that the cash and value of any other consideration included in such payment per share of common stock exceeds the Current Market Price as of the expiration of the Offer (the "EXPIRATION TIME"), the aggregate amount of which, together with (i) any cash and other consideration in excess of the then Current Market Price paid in a tender offer by the Company or any of its Subsidiaries for common stock expiring within the 12 months preceding the expiration of such Offer in respect of which no adjustment has been made and (ii) the aggregate amount of any such all-cash distributions referred to in (a) above to all holders of common stock within the 12 months preceding the expiration of such tender offer in respect of which no adjustments have been made, exceeds 10% of the Company's market capitalization on the expiration of such Offer, the Conversion Price in effect immediately following such Expiration Time shall be reduced by multiplying such Conversion Price by a Fraction of which the numerator shall be (A) the product of the then Current Market Price per share of the common stock on the Expiration Time times the number of shares of common stock outstanding (including any tendered shares) on the Expiration Time minus (B) the fair market value of the aggregate consideration so in excess of such 10% and payable to stockholders based on the acceptance (up to any maximum specified in the terms of the Offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted being referred to as the "PURCHASED SHARES") and the denominator shall be the product of (1) such current market price per share on the Expiration Time times (2) such number of outstanding shares on the Expiration Time less the number of Purchased Shares, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

         For purposes of this subsection (f), the fair market value of any consideration with respect to an Offer shall be reasonably determined in good faith by the Board of Directors of the Company and described in a board resolution.

         (g) For the purpose of any computation under subsections (b), (d), (e) and (f) above, the current market price per share of common stock on any date shall be deemed to be the average of the Last Sale Prices of a share of common stock for the five consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of the date in question and the date before the "`ex' date," with respect to the issuance, distribution or Offer requiring such computation (the "CURRENT MARKET PRICE"). If on such Trading Day the common stock is not quoted by any organization referred to in the definition of the Last Sale Price in Section
11.03 hereof, the fair value of the common stock on such day, as reasonably determined in good faith by the Board of Directors of the Company, shall be the Current Market Price. For purposes of the definition of Current Market Price, the term "`ex' date", when used with respect to any issuance, distribution or payments with respect to an Offer, means the date on which the common stock trades in a regular way on the New York Stock Exchange (or if not listed or admitted to trading thereon, then on the principal national securities exchange or automated quotation system if the common stock is listed or admitted to trading thereon) without the right to receive such issuance, distribution or Offer.

         (h) In addition to the foregoing adjustments in subsections (a), (b),
(c), (d), (e) and (f) above, the Company, from time to time and to the extent permitted by law, may reduce the Conversion Price by any amount for at least 20 Business Days, if the Board of Directors has made a determination, which determination shall be conclusive, that such reduction would be in the best interests of the Company. The Company shall cause notice of such reduction to be mailed to each Holder of Debentures, in the manner specified in Section 11.08, at least 15 days prior to the date on which such reduction commences. The Company may, at its option, also make such reductions in the Conversion Price in addition to those set forth above, as the Board of Directors deems advisable to avoid or diminish any income tax to holders of shares of common stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for United States federal income tax purposes.

         (i) In any case in which this Section 11.05 shall require that an adjustment be made immediately following a record date, the Company may elect to defer the effectiveness of such adjustment (but in no event until a date later than the effective time of the event giving rise to such adjustment), in which case the Company shall, with respect to any Debenture converted after such record date and on and before such adjustment shall have become effective (i) defer paying any Cash payment pursuant to Section 11.03 hereof or issuing to the Holder of such Debenture the number of shares of common stock and other capital stock of the Company (or other assets or securities) issuable upon such conversion in excess of the number of shares of common stock and other Capital Stock of the Company issuable thereupon only on the basis of the Conversion Price prior to adjustment, and (ii) not later than five Business Days after such adjustment shall have become effective, pay to such Holder the appropriate Cash payment pursuant to Section 11.03 hereof and issue to such Holder the additional shares of common stock and other Capital Stock of the Company issuable on such conversion.

         (j) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1.0% of the Conversion Price; provided, that any adjustments which by reason of this subsection (j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 11 shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

         (k) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly (i) file with the Trustee and each conversion agent an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment, and (ii) mail or cause to be mailed a notice of such adjustment to each holder of Debentures at his address as the same appears on the registry books of the Company.

         (l) In the event that the Company distributes rights or warrants (other than those referred to in subsection (b) above) pro rata to holders of common stock, so long as any such rights or warrants have not expired or been redeemed by the Company, the Company shall make proper provision so that the Holder of any Debenture surrendered for conversion will be entitled to receive upon such conversion, in addition to the shares of common stock issuable upon such conversion (the "CONVERSION SHARES"), a number of rights or warrants to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of rights or warrants of separate certificates evidencing such rights or warrants (the "DISTRIBUTION DATE"), the same number of rights or warrants to which a holder of a number of shares of common stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the rights or warrants, and (ii) if such conversion occurs after such Distribution Date, the same number of rights or warrants to which a holder of the number of shares of common stock into which the principal amount of such Debenture so converted was convertible immediately prior to such Distribution Date would have been entitled on such Distribution Date in accordance with the terms and provisions of and applicable to the rights or warrants.

SECTION 11.06.    TAXES ON CONVERSION.

         A Holder delivering a Debenture for conversion shall not be required to pay any taxes or duties in respect of the issue or delivery of common stock on conversion. However, the Company shall not be required to pay any tax or duty that may be payable in respect of any transfer involved in the issue or delivery of the common stock in a name other than that of the Holder of the Debenture. Certificates representing shares of common stock will not be issued or delivered unless the person requesting such issue has paid to the Company the amount of any such tax or duty or has established to the satisfaction of the Company that such tax or duty has been paid.

SECTION 11.07.    CONTINUATION OF CONVERSION PRIVILEGE.

         If any of the following shall occur, namely: (a) any reclassification or change of outstanding shares of common stock issuable upon conversion of the Debentures (other than a change in par value, or from par value to no par value, or from no par value, to par value, or as a result of a subdivision or combination), (b) any consolidation or merger of the Company with or into any other Person, or the merger of any other Person with or into the Company (other than a merger which does not result in any reclassification, change, conversion, exchange or cancellation of outstanding shares of common stock) or (c) any sale, transfer or conveyance of all or substantially all of the assets of the Company (computed on a consolidated basis), then the Company, or such successor or purchasing entity, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental Indenture providing that the Holder of each Debenture then outstanding shall have the right to convert such Debenture only into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance by a holder of the number of shares of common stock issuable upon conversion of such Debenture immediately prior to such reclassification, change, consolidation, merger, sale, transfer or conveyance assuming such holder of common stock of the Company failed to exercise his rights of an election, if any, as to the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance (provided that if the kind or amount of securities, cash, and other property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance is not the same for each share of common stock of the Company held immediately prior to such reclassification, change, consolidation, merger, sale, transfer or conveyance in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purpose of this Section 11.07 the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental Indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 11. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of shares of common stock includes shares of stock or other securities and property (including cash) of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such supplemental Indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Debentures as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provisions of this Section 11.07 shall similarly apply to successive consolidations, mergers, sales or conveyances.

         Notice of the execution of each such supplemental Indenture shall be mailed to each Holder of Debentures at his address as the same appears on the registry books of the Company.

         Neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental Indenture relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of Debentures upon the conversion of their Debentures after any such reclassification, change, consolidation, merger, sale or conveyance or to any adjustment to be made with respect thereto, but, subject to the provisions of
Article 7 hereof, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental Indenture) with respect thereto.

SECTION 11.08.    NOTICE OF CERTAIN EVENTS.

         In case:

         (a) the Company shall declare a dividend (or any other distribution) payable to the holders of common stock (other than cash dividends);

         (b) the Company shall authorize the granting to all holders of its common stock of rights, warrants or options to subscribe for or purchase any shares of stock of any class or of any other rights;

         (c) the Company shall authorize any reclassification or change of the common stock (including a subdivision or combination of its outstanding shares of common stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or conveyance of all or substantially all the property or business of the Company;

         (d) there shall be proposed any voluntary or involuntary dissolution, liquidation or winding up of the Company; or

         (e) the Company or any of its Subsidiaries shall complete an Offer;

then, the Company shall cause to be filed at the office or agency maintained for the purpose of conversion of the Debentures as provided in Section 11.02 hereof, and shall cause to be mailed to each Holder of Debentures, at his address as it shall appear on the registry books of the Company, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one date is specified), a notice stating the date on which (i) a record is expected to be taken for the purpose of such dividend, distribution, rights, warrants or options or Offer, or if a record is not to be taken, the date as of which the holders of common stock of record to be entitled to such dividend, distribution, rights, warrants or options or to participate in such Offer are to be determined, or (ii) such reclassification, change, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up is expected to become effective and the date, if any is to be fixed, as of which it is expected that holders of common stock of record shall be entitled to exchange their shares of common stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up.

SECTION 11.09.    COMPANY TO PROVIDE STOCK.

         The Company shall reserve, free from preemptive rights, out of its authorized but unissued shares, sufficient shares to provide for the conversion of the Debentures from time to time as such Debentures are presented for conversion, provided, that nothing contained herein shall be construed to preclude the Company from satisfying its obligations in respect of the conversion of Debentures by delivery of repurchased shares of common stock which are held in the treasury of the Company.

         If any shares of common stock to be reserved for the purpose of conversion of Debentures hereunder require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Company covenants that it will in good faith and as expeditiously as possible use all reasonable efforts to secure such registration or approval, as the case may be, provided, however, that nothing in this Section 11.09 shall be deemed to limit in any way the obligations of the Company provided in this Article 11.

         Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the common stock, the Company will take all corporate action which may, in the Opinion of Counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of common stock at such adjusted Conversion Price.

         The Company covenants that all shares of common stock which may be issued upon conversion of Debentures will upon issue be fully paid and non assessable by the Company and free of preemptive rights.

SECTION 11.10.    DISCLAIMER OF RESPONSIBILITY FOR CERTAIN MATTERS.

         Neither the Trustee nor any agent of the Trustee shall at any time be under any duty or responsibility to any Holder of Debentures to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the Officers' Certificate referred to in Section 12.05 hereof, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental Indenture provided to be employed, in making the same. Neither the Trustee nor any agent of the Trustee shall be accountable with respect to the validity or value (or the kind or amount) of any shares of common stock, or of any securities or property (including cash), which may at any time be issued or delivered upon the conversion of any Debenture; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any agent of the Trustee shall be responsible for any failure of the Company to issue, register the transfer of or deliver any shares of common stock or stock certificates or other securities or property (including cash) upon the surrender of any Debenture for the purpose of conversion or, subject to Article 7 hereof, to comply with any of the covenants of the Company contained in this
Article 11.

SECTION 11.11.    RETURN OF FUNDS DEPOSITED FOR PAYMENT  OF CONVERTED
                  DEBENTURES.

         Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any other Paying Agent for the purpose of paying the principal of and interest on any of the Debentures and which shall not be required for such purposes because of the conversion of such Debentures, as provided in this Article 11, shall after such conversion be repaid to the Company by the Trustee or such other Paying Agent.

                                   ARTICLE 12
                                  MISCELLANEOUS

SECTION 12.01.    TRUST INDENTURE ACT CONTROLS.

         If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA ss.318(c), the imposed duties shall control.

SECTION 12.02.    NOTICES.

         Any notice or communication by the Company or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

                  If to the Company:

                  Standard Motor Products, Inc.
                  37-18 Northern Boulevard
                  Long Island City, New York 11101
                  Telecopier No.: (718) 784-3284
                  Attention: Chief Financial Officer

                  With a copy to:

                  Kelley Drye & Warren LLP
                  400 Atlantic Street
                  Stamford, CT 06901
                  Telecopier No.: (203) 327-2669
                  Attention: Brian J. Calvey, Esq.

                  If to the Trustee:

                  HSBC Bank USA, N.A.
                  Two Hanson Place, 14th Floor
                  Brooklyn, NY 11243
                  Telecopier No.: (718) 488-4488
                  Attention: Corporate Trust

         The Company or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

         All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

         Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA ss. 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

         If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

SECTION 12.03. COMMUNICATION BY HOLDERS OF DEBENTURES WITH OTHER HOLDERS OF DEBENTURES.

         Holders may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture or the Debentures. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

SECTION 12.04.    CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

         (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

         (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

SECTION 12.05.    STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA ss. 314(a)(4)) shall comply with the provisions of TIA ss. 314(e) and shall include:

         (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

         (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied; PROVIDED, HOWEVER, that with respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

SECTION 12.06.    RULES BY TRUSTEE AND AGENTS.

         The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 12.07. NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS.

         No past, present or future director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Debentures, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Debenture waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Debentures.

SECTION 12.08.    GOVERNING LAW.

         THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE AND THE DEBENTURES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

SECTION 12.09.    NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

         This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 12.10.    SUCCESSORS.

         All agreements of the Company in this Indenture and the Debentures shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 12.11.    SEVERABILITY.

         In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 12.12.    COUNTERPART ORIGINALS.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Counterparts may be delivered via facsimile or other electronic transmission method (including pdf) and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

SECTION 12.13.    TABLE OF CONTENTS, HEADINGS, ETC.

         The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

                         [Signatures on following page]

                                   SIGNATURES

Dated as of May 6, 2009

                                      By: STANDARD MOTOR PRODUCTS, INC.
                                          --------------------------------------
                                          Name:    Carmine J. Broccole
                                          Title:   Vice President General
                                                   Counsel and Secretary

Attest:



Name:  Robert H. Martin
Title:    Treasurer



                                          HSBC BANK USA, N.A.
                                          --------------------------------------
                                      By:
                                          --------------------------------------
                                          Name:    Herawattee Alli
                                          Title:   Vice President


Attest:



Name:
Title:

                                                                       EXHIBIT A


                               [Face of Debenture]

================================================================================

                                                           CUSIP/CINS 853666 AC9


                15% Convertible Subordinated Debentures due 2011


No. 1    $12,300,000



                          STANDARD MOTOR PRODUCTS, INC.


promises to pay to CEDE & CO., or its registered assigns the principal sum of

TWELVE MILLION THREE HUNDRED THOUSAND DOLLARS on April 15, 2011.
Interest Payment Dates: April 15 and October 15 commencing October 15, 2009. Record Dates: April 1 and October 1.
Dated:  May 6, 2009
                                       STANDARD MOTOR PRODUCTS, INC.



                                       By:
                                            ------------------------------------
                                            Name:    Carmine J. Broccole
                                            Title:   Vice President General
                                                     Counsel and Secretary



                                                         (SEAL)


This is one of the Debentures referred
to in the within-mentioned Indenture:

HSBC BANK USA, N.A.
  as Trustee


By:
   --------------------------------------------------
                Authorized Signatory

--------------------------------------------------------------------------------
                               [BACK OF DEBENTURE]
                15% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2011


[INSERT THE GLOBAL DEBENTURE LEGEND, IF APPLICABLE PURSUANT TO THE PROVISIONS OF THE INDENTURE]

         Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

         1. INTEREST. Standard Motor Products, Inc., a New York corporation (the "COMPANY"), promises to pay interest on the principal amount of this Debenture at 15% per annum from the date of issuance until maturity. The Company will pay interest semi-annually in arrears on April 15 and October 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "INTEREST PAYMENT DATE"). Interest on the Debentures will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from the date of issuance; PROVIDED that if there is no existing Default in the payment of interest, and if this Debenture is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; PROVIDED, FURTHER, that the first Interest Payment Date shall be October 15, 2009. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         2. METHOD OF PAYMENT. The Company will pay interest on the Debentures (except defaulted interest) to the Persons who are registered Holders of Debentures at the close of business on the April 1 or October 1 next preceding the Interest Payment Date, even if such Debentures are canceled after such record date and on or before such Interest Payment Date, except as provided in
Section 2.12 of the Indenture with respect to defaulted interest. The Debentures will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of, interest and premium on, all Global Debentures and all other Debentures the Holders of which shall have provided wire transfer instructions no later than 15 days prior to the Interest Payment Date to the Company or the Paying Agent but only if such Holder holds Debentures the aggregate principal amount of which is at least $1,000,000. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         3. PAYING AGENT AND REGISTRAR. Initially, HSBC Bank USA, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

         4. INDENTURE. The Company issued the Debentures under an Indenture dated as of May 6, 2009 ("INDENTURE") between the Company and the Trustee. The terms of the Debentures include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbbb). The Debentures are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Debenture conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Debentures are obligations of the Company limited to $20 million in aggregate principal amount.

         5. OPTIONAL REDEMPTION.

            The Company shall not have the option to redeem the Debentures in whole or in part, at any time.

         6. MANDATORY REDEMPTION.

            Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Debentures.

         7. REPURCHASE AT OPTION OF HOLDER.

         If there is a Change of Control, the Company shall be required to make an offer (a "CHANGE OF CONTROL OFFER") to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Debentures at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of purchase (the "REPURCHASE PRICE"). Notwithstanding the foregoing, the Company may, at its option, in lieu of paying the Repurchase Price in cash, pay the Repurchase Price by issuing shares of common stock. Within 30 days following any Change of Control, the Company shall mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

         8. DENOMINATIONS, TRANSFER, EXCHANGE. The Debentures are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Debentures may be registered and Debentures may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Debentures during the period between a record date and the corresponding Interest Payment Date.

         9. PERSONS DEEMED OWNERS. The registered Holder of a Debenture may be treated as its owner for all purposes.

         10. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Debentures may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Debentures voting as a single class, and any existing default or compliance with any provision of the Indenture or the Debentures may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Debentures voting as a single class. Without the consent of any Holder of a Debenture, the Indenture or the Debentures may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Debentures in addition to or in place of certificated Debentures, to provide for the assumption of the Company's obligations to Holders of the Debentures in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Debentures or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act, or to evidence and provide for the acceptance of appointment hereunder by a successor Trustee.

         11. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest on the Debentures; (ii) default in payment when due of principal of or premium, if any, on the Debentures when the same becomes due and payable at maturity, in connection with an offer to purchase or otherwise, (iii) failure by the Company to comply with Section 4.09 of the Indenture; (iv) failure by the Company for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in principal amount of the Debentures then outstanding voting as a single class to comply with certain other agreements in the Indenture or the Debentures; (v) default under certain other agreements relating to indebtedness of the Company which default results in the acceleration of such indebtedness prior to its express maturity; or (vi) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Debentures, by written notice to the Company (and to the Trustee if given by the Holders) may, and the Trustee at the request of such Holders shall, declare all the Debentures to be due and payable. Notwithstanding the foregoing, in the case of an Event if Default arising from certain events of bankruptcy or insolvency, all outstanding Debentures will become due and payable without further action or notice. Holders may not enforce the Indenture or the Debentures except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Debentures may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Debentures notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Debentures then outstanding by notice to the Trustee may on behalf of the Holders of all of the Debentures waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Debentures. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

         12. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

         13. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company, as such, shall not have any liability for any obligations of the Company under the Debentures or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Debentures.

         14. AUTHENTICATION. This Debenture shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         15. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         16. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Debentures and the Trustee may use CUSIP numbers in notices as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Debentures or as contained in any notice and reliance may be placed only on the other identification numbers placed thereon.

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Standard Motor Products, Inc.
37-18 Northern Boulevard
Long Island City, New York 11101
Attention:  Chief Financial Officer

                                 ASSIGNMENT FORM

         To assign this Debenture, fill in the form below:

(I) or (we) assign and transfer this Debenture to: _____________________________
                                                  (Insert assignee's legal name)


________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
             (Print or type assignee's name, address and zip code)

and irrevocably appoint_________________________________________________________
to transfer this Debenture on the books of the Company. The agent may substitute another to act for him.

 Date:
      ------------------------------

                                    Your Signature:
                                                   -----------------------------
                                    Sign exactly as your name appears on the face of this Debenture)


 Signature Guarantee*:
                      -------------------------------

 * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                       OPTION OF HOLDER TO ELECT PURCHASE

              If you want to elect to have this Debenture purchased by the Company pursuant to Section 4.09 of the Indenture, check the box below:

                                       | |

              If you want to elect to have only part of the Debenture purchased by the Company pursuant to Section 4.09 of the Indenture, state the amount you elect to have purchased:

                                 $_____________

Date:
     -------------------------------

                                Your Signature:
                                               ---------------------------------
                                (Sign exactly as your name appears on the face
                                 of this Debenture)


                                 Tax Identification No.:
                                                         -----------------------

Signature Guarantee*:
                     -----------------------------------------

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL DEBENTURE(1)

             The following exchanges of a part of this Global Debenture for an interest in another Global Debenture or for a Definitive Debenture, or exchanges of a part of another Global Debenture or Definitive Debenture for an interest in this Global Debenture, have been made:

                                                                    PRINCIPAL AMOUNT
                                                                     OF THIS GLOBAL
                                                                        DEBENTURE
                    AMOUNT OF DECREASE IN  AMOUNT OF INCREASE IN     FOLLOWING SUCH       SIGNATURE OF
                     PRINCIPAL AMOUNT OF    PRINCIPAL AMOUNT OF         DECREASE     AUTHORIZED OFFICER OF
                          THIS GLOBAL            THIS GLOBAL              (OR        TRUSTEE OR DEBENTURE
DATE OF EXCHANGE          DEBENTURE              DEBENTURE              INCREASE)        CUSTODIAN
----------------          ---------              ---------              ---------        ---------




--------------
(1) This schedule should be included only if the Debenture is issued in global form.